October 21, 2026 Third Quarter 2026 Earnings Summary MARTIN MIDSTREAM PARTNERS Exhibit 99.2

MMLP 3Q 2026 Adjusted EBITDA Reconciliation & Comparison (in millions)

	Transportation	Terminalling & Storage	Sulfur Services	Specialty Products	SG&A	Interest Expense	3Q 2026 Actual
Net income (loss)	$4.0	$3.1	$1.4	$5.2	$(3.2)	$(14.7)	**$(4.1)**
Interest expense add back	—	—	—	—	—	$14.7	**$14.7**
Equity in (earnings) loss of DSM Semichem LLC	—	—	—	—	$0.2	—	**$0.2**
Income tax expense (benefit)	—	—	—	—	$(0.6)	—	**$(0.6)**
Operating income (loss)	**$4.0**	**$3.1**	**$1.4**	**$5.2**	**$(3.6)**	**$—**	**$10.2**
Depreciation and amortization	$3.2	$5.1	$4.2	$0.7	—	—	**$13.1**
(Gain) loss on sale or disposition of property, plant, and equipment	—	—	—	—	—	—	**$—**
Non-cash contractual revenue deferral adjustment	—	—	$0.2	—	—	—	**$0.2**
Non-cash unit-based compensation	—	—	—	—	—	—	**$—**
Adjusted EBITDA	**$7.2**	**$8.3**	**$5.8**	**$5.9**	**$(3.6)**	**$—**	**$23.6**

Transportation	3Q25A	3Q26A
Land	$5.3	$3.9
Marine	$0.1	$3.3
Total Transportation	**$5.3**	**$7.2**
Terminalling & Storage	**3Q25A**	**3Q26A**
Smackover Refinery	$3.8	$3.8
Specialty Terminals	$2.7	$1.9
Shore-Based Terminals	$1.5	$1.4
Underground Storage	$1.8	$1.1
Total Terminalling & Storage	**$9.7**	**$8.3**
Sulfur Services	**3Q25A**	**3Q26A**
Fertilizer	$0.7	$(2.6)
ELSA	$0.7	$0.7
Sulfur	$2.5	$7.7
Total Sulfur Services	**$3.9**	**$5.8**

Specialty Products	3Q25A	3Q26A
Lubricants	$2.4	$4.2
Grease	$1.0	$1.3
Propane	$0.2	$0.2
Natural Gasoline	$0.3	$0.3
Total Specialty Products	**$3.9**	**$5.9**
Adjusted EBITDA*	**$22.9**	**$27.2**
Unallocated SG&A	$(3.6)	$(3.6)
Total Adjusted EBITDA	**$19.3**	**$23.6**

Note: numbers may not add due to rounding
**Pre-Unallocated SG&A*

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MMLP 3Q 2025 Adjusted EBITDA Reconciliation (in millions) Page 3 Note: numbers may not add due to rounding Transportation Terminalling & Storage Sulfur Services Specialty Products SG&A Interest Expense 3Q 2025 Actual Net income (loss) $2.8 $4.6 $0.2 $3.2 $(4.6) $(14.6) $(8.4) Interest expense add back — — — — — $14.6 $14.6 Equity in (earnings) loss of DSM Semichem LLC — — — — — — $— Income tax expense (benefit) — — — — $0.7 — $0.7 Operating income (loss) $2.8 $4.6 $0.2 $3.2 $(3.9) $— $6.9 Depreciation and amortization $2.9 $5.1 $3.5 $0.8 — — $12.3 (Gain) loss on sale or disposition of property, plant, and equipment $(0.4) — — — — — $(0.4) Transaction expenses related to the unsuccessful merger with Martin Resource Management Corporation — — — — $0.2 — $0.2 Non-cash contractual revenue deferral adjustment — — $0.2 — — — $0.2 Non-cash unit-based compensation — — — — $0.1 — $0.1 Adjusted EBITDA $5.3 $9.7 $3.9 $3.9 $(3.6) $— $19.3

MMLP YTD 3Q 2026 Adjusted EBITDA Reconciliation & Comparison (in millions)

	Transportation	Terminalling & Storage	Sulfur Services	Specialty Products	SG&A	Interest Expense	YTD 2026 Actual
Net income (loss)	$12.4	$14.2	$8.3	$13.4	$(13.4)	$(43.1)	**$(8.3)**
Interest expense add back	—	—	—	—	—	$43.1	**$43.1**
Equity in (earnings) loss of DSM Semichem LLC	—	—	—	—	$0.8	—	**$0.8**
Income tax expense (benefit)	—	—	—	—	$1.8	—	**$1.8**
Operating income (loss)	**$12.4**	**$14.2**	**$8.3**	**$13.4**	**$(10.8)**	**$—**	**$37.5**
Depreciation and amortization	$9.3	$15.2	$12.4	$2.2	—	—	**$39.1**
(Gain) loss on sale or disposition of property, plant, and equipment	$(0.5)	$(4.4)	—	—	—	—	**$(4.9)**
Non-cash contractual revenue deferral adjustment	—	—	$0.6	—	—	—	**$0.6**
Non-cash unit-based compensation	—	—	—	—	$0.1	—	**$0.1**
Adjusted EBITDA	**$21.2**	**$24.9**	**$21.3**	**$15.5**	**$(10.6)**	**$—**	**$72.3**

Transportation	YTD 25A	YTD 26A
Land	$15.8	$13.5
Marine	$6.0	$7.6
Total Transportation	**$21.8**	**$21.2**
Terminalling & Storage	**YTD 25A**	**YTD 26A**
Smackover Refinery	$11.8	$11.3
Specialty Terminals	$8.1	$7.1
Shore-Based Terminals	$4.4	$4.2
Underground Storage	$1.5	$2.3
Total Terminalling & Storage	**$25.8**	**$24.9**
Sulfur Services	**YTD 25A**	**YTD 26A**
Fertilizer	$13.8	$0.4
ELSA	$2.3	$2.5
Sulfur	$9.1	$18.5
Total Sulfur Services	**$25.1**	**$21.3**

Specialty Products	YTD 25A	YTD 26A
Lubricants	$6.6	$10.8
Grease	$3.6	$2.1
Propane	$1.7	$1.5
Natural Gasoline	$0.9	$1.2
Total Specialty Products	**$12.8**	**$15.5**
Adjusted EBITDA*	**$85.6**	**$83.0**
Unallocated SG&A	$(11.3)	$(10.6)
Total Adjusted EBITDA	**$74.3**	**$72.3**

Note: numbers may not add due to rounding
**Pre-Unallocated SG&A*

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MMLP YTD 3Q 2025 Adjusted EBITDA Reconciliation (in millions) Page 5 Note: numbers may not add due to rounding Transportation Terminalling & Storage Sulfur Services Specialty Products SG&A Interest Expense YTD 3Q 2025 Actual Net income (loss) $14.5 $9.7 $13.9 $10.6 $(17.2) $(43.3) $(11.9) Interest expense add back — — — — — $43.3 $43.3 Equity in (earnings) loss of DSM Semichem LLC — — — — $0.8 — $0.8 Income tax expense (benefit) — — — — $3.9 — $3.9 Operating income (loss) $14.5 $9.7 $13.9 $10.6 $(12.5) $— $36.2 Depreciation and amortization $8.8 $16.1 $10.6 $2.3 — — $37.8 (Gain) loss on sale or disposition of property, plant, and equipment $(1.5) — — — — — $(1.5) Transaction expenses related to the unsuccessful merger with Martin Resource Management Corporation — — — — $1.0 — $1.0 Non-cash contractual revenue deferral adjustment — — $0.6 — — — $0.6 Non-cash unit-based compensation — — — — $0.2 — $0.2 Adjusted EBITDA $21.8 $25.8 $25.1 $12.8 $(11.3) $— $74.3

MMLP Full-Year 2026E Revised Guidance (in millions)

	Actuals - Nine Months Ended September 30, 2026 (Unaudited)	Revised Guidance Year Ending December 31, 2026 (Unaudited)
Adjusted EBITDA by segment:		
Transportation Segment	$21.2	$28.7
Terminalling and Storage Segment	$24.9	$32.6
Sulfur Services Segment	$21.3	$27.9
Specialty Products Segment	$15.5	$19.0
Total segment adjusted EBITDA *	**$83.0**	**$108.3**
Unallocated SG&A	$(10.6)	$(14.2)
Total adjusted EBITDA	**$72.3**	**$94.0**
Maintenance capital expenditures and plant turnaround costs:		
Maintenance capital expenditures	$(18.9)	$(25.8)
Plant turnaround costs	$(13.6)	$(14.4)
Total maintenance capital expenditures and plant turnaround costs	$(32.5)	$(40.2)
Interest expense, net of amortization of deferred debt issuance costs and discount on notes payable	$(38.9)	$(51.1)
Income taxes, net of deferred	$(1.6)	$(2.9)
Total distributable cash flow	**$(0.6)**	**$(0.2)**
Expansion capital expenditures**	$(8.0)	$(3.2)
Investment in DSM Semichem LLC	$(1.5)	$(1.5)
Principal payments under finance lease obligations	$—	$—
Total adjusted free cash flow	**$(10.1)**	**$(5.0)**

2026E Service/Fixed Fee vs. Margin Based EBITDA


$89.2
$19.1
Service & Fixed Fee EBITDA
Margin-Based EBITDA

2026E Capex


$40.2
$3.2
Maintenance
Growth

Note: numbers may not add due to rounding
*Pre-Unallocated SG&A
** Expansion capital expenditures at September 30, 2026 do not include a capital recovery fee of approximately $5.3 million.

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Disclaimers Page 7 Use of Non-GAAP Financial Measures Forward Looking Statements This presentation includes certain non-GAAP financial measures such as Adjusted EBITDA. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.MMLP.com. MMLP’s management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP’s financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers. The Partnership has not provided comparable GAAP financial information on a forward-looking basis because it would require the Partnership to create estimated ranges on a GAAP basis, which would entail unreasonable effort. Adjustments required to reconcile forward-looking non-GAAP measures cannot be predicted with reasonable certainty but may include, among others, costs related to debt amendments and unusual charges, expenses and gains. Some or all of those adjustments could be significant. Statements about the Partnership’s outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties, including (i) the effects of the continued volatility of commodity prices and the related macroeconomic and political environment, (ii) uncertainties relating to the Partnership’s future cash flows and operations, (iii) the Partnership’s ability to pay future distributions, (iv) future market conditions, (v) current and future governmental regulation, (vi) future taxation, (vii) our expectation around the achievement of the amounts reflected in our guidance, and (viii) other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission (the “SEC”). The Partnership disclaims any intention or obligation to revise any forward- looking statements, including financial estimates, whether as a result of new information, future events, or otherwise except where required to do so by law.

Martin Midstream Partners 4200 B Stone Road Kilgore, Texas 75662 903.983.6200 www.MMLP.com